UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2008 (April 24, 2008)
TETON ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-31679 (Commission File No.)	84-1482290 (IRS Employer Identification No.)
410 17th Street, Suite 1850
Denver, CO 80202
(Address of principal executive offices, including zip code)
(303) 565-4600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 24, 2008, William P. Brand notified Teton Energy Corporation (the “Company”) that he was resigning from his positions as Controller and Chief Accounting Officer of the Company, effective immediately.
     The terms of Mr. Brand’s separation agreement have not yet been determined.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9.01. Financial Statements and Exhibits.
None.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: April 30, 2008	TETON ENERGY CORPORATION
	By:	/s/ Karl. F. Arleth
Karl F. Arleth
Chief Executive Officer